Shareholders' Equity	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
11. Shareholders’ Equity
Authorized Shares
At December 31, 2016 and 2015, the total authorized share capital (common and preferred) of the Company was $200 million.
Common Shares
Following the completion of the Merger on March 18, 2016, each publicly traded common share issued and outstanding was cancelled and converted into $137.50 in cash per share and a one-time special pre-closing cash dividend of $3.00 per common share was paid. The common shares were delisted from the NYSE and one common share at $1.00 par value was issued to Exor N.V., representing 100% common share ownership of the Company.
On October 27, 2016, Exor N.V. was renamed EXOR Nederland N.V.
On November 24, 2016, the one common share of $1.00 par value was subdivided into 100 million authorized and issued common shares of $0.00000001 par value each.
At December 31, 2016, the issued and outstanding common share capital was $1.00.
Redeemable Preferred Shares
At December 31, 2016 and 2015, the issued and outstanding redeemable preferred shares of the Company, each with a par value of $1.00 per share, and the changes in the preferred shares during the year, were as follows:

	December 31, 2015	Exchanged May 2016	After exchange May 2016	Redeemed November 2016	December 31, 2016
Series D 6.5% cumulative	9,200,000	(6,415,264)	2,784,736	(2,784,736)	—
Series E 7.25% cumulative	14,950,000	(11,753,798)	3,196,202	(3,196,202)	—
Series F 5.875% non-cumulative	10,000,000	(7,320,574)	2,679,426	—	2,679,426
Series G 6.5% cumulative	—	6,415,264	6,415,264	—	6,415,264
Series H 7.25% cumulative	—	11,753,798	11,753,798	—	11,753,798
Series I 5.875% non-cumulative	—	7,320,574	7,320,574	—	7,320,574
	34,150,000	—	34,150,000	(5,980,938)	28,169,062
The deferred issuance costs paid included in additional paid-in capital, comprised of underwriting discounts and commissions, and the aggregate liquidation value of each series of preferred shares outstanding at December 31, 2016 were as follows (in millions of U.S. dollars):

	Series F	Series G	Series H	Series I
Date of issuance	February 2013	May 2016	May 2016	May 2016
Underwriting discounts and commissions (1)	$2.3	$5.4	$9.5	$6.4
Aggregate liquidation value, at $25 per share	$67.0	$160.4	$293.8	$183.0

(1)
Underwriting discounts and commissions for Series F and I represent the original amounts paid to issue Series F shares. Underwriting discounts and commissions for Series G and H represent the original amounts paid to issue Series D and E which were redeemed in November 2016, as described below. These amounts were reallocated as a result of the shares that were exchanged in May 2016 of December 31, 2016 for $nil consideration or cost.

In accordance with the terms of the Merger Agreement, upon effecting the Merger, EXOR S.p.A. paid cash of $1.25 per share for an aggregate payment of approximately $43 million in the aggregate to the preferred shareholders and agreed to launch an exchange offer. On April 1, 2016, the Company launched the exchange offer whereby participating preferred shareholders could exchange any or all existing preferred shares for newly issued preferred shares reflecting, subject to certain exceptions contained in the existing preferred shares, an extended call date of the fifth anniversary from the date of issuance and a restriction on payment of dividends on common shares declared with respect to any fiscal quarter to an amount not exceeding 67% of net income during such fiscal quarter until December 31, 2020. The terms of the newly issued preferred shares would otherwise remain identical in all material respects to the Company’s existing preferred shares, as described below. The exchange offer expired on April 29, 2016 and on May 1, 2016, 6,415,264 Series D, 11,753,798 Series E and 7,320,574 Series F preferred shares were exchanged for an equivalent number of Series G, Series H and Series I preferred shares, respectively. There was no consideration paid and no increase in fair value of the preferred shares as a result of the exchange and, as a result, the exchange was considered a modification of the preferred shares with no gain or loss or deemed dividend arising as a result of the exchange. As a result of the exchange offer, the Company cancelled the Series D, E and F preferred shares tendered in the exchange offer. Non-tendered preferred shares not exchanged and the new Series G, H and I preferred shares remain outstanding and will continue to trade on the NYSE until redeemed.
On November 1, 2016, the Company redeemed the Series D and E preferred shares at $25 per share for an aggregate liquidation value of $150 million. In addition, unpaid preferred dividends accrued to the redemption date totaling $2 million were paid. In connection with the redemption, the Company recognized a loss of $5 million related to the deferred issuance costs paid upon issuance which were included in additional paid-in capital related to the Series D and E preferred shares. There was no additional gain or loss on redemption to recognize as the redemption price and the initial consideration received on the issue of preferred shares were both $25 per share. The loss of $5 million was recognized as a deemed preferred dividend in retained earnings and in determining the net income attributable to the PartnerRe Ltd. common shareholder.
The redemption price of all preferred shares is $25 per share plus accrued and unpaid dividends without interest at any time or in part from time to time on or after the fifth anniversary from the date of issuance.
The Company may redeem the Series F preferred shares at any time or in part from time to time on or after March 1, 2018. The Company may also redeem the Series F preferred shares at any time upon the occurrence of a certain “capital disqualification event” or certain changes in tax law.
The Company may redeem each of the Series G, H and I preferred shares on or after May 1, 2021.
Dividends on the Series F and I preferred shares are non-cumulative and are payable quarterly. Dividends on the Series G and H preferred shares are cumulative from the date of issuance and are payable quarterly in arrears.
In the event of liquidation of the Company, Series F, G, H and I preferred shares rank on parity with each other but rank senior to the common shares. The holders of the Series F, G, H and I preferred shares would receive a distribution of $25 per share, or the aggregate liquidation value. In addition, upon liquidation, non-cumulative Series F and I preferred shares would receive any declared but unpaid dividends while the cumulative Series G and H preferred shares would receive any accrued but unpaid dividends.